Exhibit 10.15

AMENDMENT TO CONTRIBUTION AGREEMENT

This Amendment (this “Amendment”), executed as of February 22, 2010, to that certain Contribution Agreement originally executed as of July 28, 2006 and amended as of October 6, 2009 by the parties hereto (as so amended, the “Agreement”), is entered into by and between SHIVA BIOMEDICAL, LLC, a limited liability company duly organized under the laws of New Jersey having a place of business at 10810 Executive Center Drive, Danville Building, Suite 100, Little Rock, AR 22211 (“Shiva”), and CORMEDIX, INC., formerly PICTON HOLDING COMPANY, INC. and successor in interest to PICTON PHARMACEUTICALS, INC., a corporation duly organized and existing under the laws of the State of Delaware having a place of business at 86 Summit Avenue, Suite 301, Summit, NJ  07901 (the “Company”).

WHEREAS, the parties hereto desire to amend certain provisions of the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.
Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement.  All references to an Article shall refer to an Article of the Agreement unless otherwise indicated.

2.	Paragraph (d) of Article 10.4.2 is hereby amended and restated in its entirety as follows:

(d)
the Company has not initiated patient dosing in a “Proof of Concept Trial” for a Licensed Product on or before June 30, 2010, where a “Proof of Concept Trial” is a Phase II clinical study as and to the extent defined for the United States in 21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent regulation in any other country; or

3.	This Amendment shall be in full force and effect from and after the date hereof. Except as amended hereby, the Agreement shall remain in full force and effect.

4.
This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be signed and delivered to the other parties by facsimile signature; such transmission will be deemed a valid signature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, in triplicate by proper persons thereunto duly authorized.

CORMEDIX, INC.	SHIVA BIOMEDICAL, LLC

By:	/s/ John C. Houghton	By:	/s/ Yashvant Patel

Name:	John C. Houghton	Name:	Yashvant Patel

Title:	President and CEO	Title:	Vice President

Date:	2/22/2010	Date:	2/22/2010